Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 154.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 30.0%
AI Silk Midco Ltd. TBD% due 02/24/2031	EUR	2,300	$2,416
Amsurg 14.248% due 07/20/2026 «~		$29,925	29,925
Blackhawk Network Holdings, Inc. 10.327% (TSFR1M + 5.000%) due 03/12/2029 ~		600	602
Cengage Learning, Inc. TBD% due 03/22/2031		4,900	4,901
Cohesity
TBD% due 03/08/2031 «µ		1,808	1,807
TBD% due 03/08/2031 «		17,100	17,100
Comexposium 4.969% (EUR012M + 4.000%) due 03/28/2026 «~	EUR	21,515	22,166
Diamond Sports Group LLC TBD% due 05/25/2026		$16,501	15,883
Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	5,200	5,195
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$7,920	7,382
Espai Barca Fondo De Titulizacion TBD% - 5.000% due 05/31/2028 «	EUR	6,348	8,176
Forward Air Corp. 9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		$2,400	2,370
Galaxy U.S. Opco, Inc. 10.063% (TSFR03M + 4.750%) due 04/29/2029 ~		2,500	2,269
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	9,962	7,374
13.469% due 10/15/2027		$10,834	10,863
Gibson Brands, Inc. 10.578% due 08/11/2028		1,583	1,501
iHeartCommunications, Inc.
8.445% due 05/01/2026		2,000	1,757
8.695% due 05/01/2026		5,047	4,409
LifeMiles Ltd. 10.855% due 08/30/2026		2,866	2,870
Lifepoint Health, Inc. 11.087% due 11/16/2028		5,700	5,722
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		2,786	2,699
NAC Aviation 29 DAC 7.319% (TSFR06M + 2.164%) due 06/30/2026 ~		19,135	18,346
Obol France 3 SAS 8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	7,000	7,286
Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		$29,964	524
12.500% due 09/07/2024		20,760	20,656
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,900	4,143
Project Quasar Pledgco SLU 7.093% (EUR001M + 3.250%) due 03/15/2026 «~		8,806	9,218
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		29,650	31,615
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(b)		5,536	5,674
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		$7,100	7,119
Quantum Bidco Ltd. 10.965% due 01/31/2028	GBP	20,000	24,183
Republic of Cote d'lvoire 8.908% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	600	634
Softbank Vision Fund 6.000% due 12/23/2025 «		$19,685	18,801
Steenbok Lux Finco 1 SARL 10.000% (EUR006M + 10.000%) due 06/30/2026 «~	EUR	60	66
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		71,841	27,176
10.000% (EUR006M + 10.000%) due 06/30/2026 «~		40	44
Sunseeker TBD% - 5.550% due 10/31/2028 «		$22,100	21,161
Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		2,725	2,609
Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		3,866	68
1.750% due 02/26/2035 «		2,363	41

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Triton Water Holdings, Inc. 9.312% (TSFR03M + 4.000%) due 03/31/2028 ~		2,200	2,179
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		30,237	26,356
Wesco Aircraft Holdings, Inc. TBD% - 13.929% (TSFR1M + 8.600%) due 05/01/2024 «~		20,573	22,021
Windstream Services LLC 9.430% due 02/23/2027		16,810	16,642
WS Audiology TBD% due 02/27/2029	EUR	8,700	9,378

Total Loan Participations and Assignments (Cost $467,417)			433,327

CORPORATE BONDS & NOTES 37.4%
BANKING & FINANCE 10.7%
Adler Financing SARL (12.500% PIK) 12.500% due 06/30/2025 (b)(j)		5,980	7,379
ADLER Real Estate AG 3.000% due 04/27/2026 (j)		15,900	15,169
Agps Bondco PLC
4.625% due 01/14/2026 (j)		13,000	5,493
5.000% due 04/27/2027		1,800	752
6.000% due 08/05/2025		3,800	1,650
Armor Holdco, Inc. 8.500% due 11/15/2029 (j)		$2,800	2,646
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •(j)	EUR	6,500	7,356
8.000% due 01/22/2030 •(j)		1,603	1,752
10.500% due 07/23/2029 (j)		16,766	21,347
Cape Lookout Re Ltd. 13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		$1,800	1,804
Claveau Re Ltd. 22.612% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		2,824	1,765
Corestate Capital Holding SA 10.000% due 12/31/2026	EUR	314	305
Credit Suisse AG AT1 Claim		$800	92
East Lane Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		300	301
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (j)		18,350	16,769
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		2,347	2,319
Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		900	900
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		900	900
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	1,100	1,117
Long Walk Reinsurance Ltd. 15.112% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$1,700	1,722
Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		4,164	3,741
SVB Financial Group
1.800% due 02/02/2031 ^(c)		3,175	1,982
2.100% due 05/15/2028 ^(c)		400	256
3.125% due 06/05/2030 ^(c)		500	321
3.500% due 01/29/2025 ^(c)		200	129
4.345% due 04/29/2028 ^(c)		1,300	825
4.570% due 04/29/2033 ^(c)		4,000	2,537
Uniti Group LP
6.000% due 01/15/2030 (j)		21,202	15,830
6.500% due 02/15/2029 (j)		26,904	20,875
10.500% due 02/15/2028 (j)		6,343	6,582
Ursa Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		2,000	2,025
Veraison Re Ltd. 17.362% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		1,600	1,720
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		28,231	4,938
Winston RE Ltd.
15.612% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		250	248
17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		1,400	1,391

			154,938

INDUSTRIALS 25.5%
Altice France Holding SA
8.000% due 05/15/2027	EUR	7,900	2,851
10.500% due 05/15/2027		$6,800	2,551
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029		600	611
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (b)(j)		2,369	2,282
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (b)(j)		15,246	14,629

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)(j)		14,789	14,614
CGG SA
7.750% due 04/01/2027 (j)	EUR	3,800	3,762
8.750% due 04/01/2027 (j)		$19,353	17,553
Directv Financing LLC 5.875% due 08/15/2027 (j)		3,400	3,219
DISH DBS Corp.
5.250% due 12/01/2026		13,730	10,837
5.750% due 12/01/2028		3,900	2,688
DISH Network Corp. 11.750% due 11/15/2027		7,400	7,562
Ecopetrol SA
8.375% due 01/19/2036		520	525
8.875% due 01/13/2033 (j)		1,000	1,058
First Quantum Minerals Ltd. 9.375% due 03/01/2029		500	519
GN Bondco LLC 9.500% due 10/15/2031 (j)		11,300	11,291
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (j)		29,522	27,502
Inter Media & Communication SpA 6.750% due 02/09/2027 (j)	EUR	4,200	4,457
Iris Holdings, Inc. (8.750% Cash or 9.500% PIK) 8.750% due 02/15/2026 (b)(j)		$18,158	15,616
Legacy LifePoint Health LLC 4.375% due 02/15/2027 (j)		800	763
LifePoint Health, Inc.
9.875% due 08/15/2030 (j)		2,100	2,199
11.000% due 10/15/2030 (j)		8,080	8,646
Market Bidco Finco PLC 4.750% due 11/04/2027 (j)	EUR	2,300	2,342
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 (j)		$12,200	9,572
Petroleos Mexicanos
6.700% due 02/16/2032 (j)		4,206	3,500
6.840% due 01/23/2030 (j)		2,000	1,765
8.750% due 06/02/2029 (j)		3,253	3,174
ProFrac Holdings LLC 12.548% (TSFR3M + 7.250%) due 01/23/2029 ~(j)		7,001	7,316
Rivian Holdings LLC 11.493% due 10/15/2026 •(j)		6,800	6,873
Times Square Hotel Trust 8.528% due 08/01/2026		316	315
Triton Water Holdings, Inc. 6.250% due 04/01/2029		300	273
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		195	184
U.S. Renal Care, Inc. 10.625% due 06/28/2028		7,141	6,266
Vale SA 1.378% due 12/29/2049 ~(g)	BRL	340,000	21,987
Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$6,414	6,917
9.875% due 02/01/2032 (j)		4,400	4,745
Veritas U.S., Inc. 7.500% due 09/01/2025 (j)		14,989	13,758
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(b)(c)		83,934	76,380
Windstream Escrow LLC 7.750% due 08/15/2028 (j)		51,680	47,879

			368,981

UTILITIES 1.2%
Gazprom PJSC via Gaz Finance PLC 3.000% due 06/29/2027		200	135
NGD Holdings BV 6.750% due 12/31/2026 (j)		982	682
Oi SA 10.000% due 07/27/2025 ^(c)		64,741	1,133
Peru LNG SRL 5.375% due 03/22/2030 (j)		16,625	14,484
Raizen Fuels Finance SA
6.450% due 03/05/2034		700	719
6.950% due 03/05/2054		300	309

			17,462

Total Corporate Bonds & Notes (Cost $639,171)			541,381

CONVERTIBLE BONDS & NOTES 1.8%
BANKING & FINANCE 1.6%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	1,636	618

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

PennyMac Corp. 5.500% due 03/15/2026 (j)	$24,225	23,105

		23,723

INDUSTRIALS 0.2%
DISH Network Corp. 3.375% due 08/15/2026 (j)	3,700	2,322

Total Convertible Bonds & Notes (Cost $29,800)		26,045

MUNICIPAL BONDS & NOTES 1.9%
PUERTO RICO 1.7%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	16,082	9,315
0.000% due 11/01/2051	28,610	15,394

		24,709

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	25,000	2,318

Total Municipal Bonds & Notes (Cost $26,573)		27,027

U.S. GOVERNMENT AGENCIES 1.7%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(j)	21,341	2,850
3.000% due 12/25/2032 - 01/25/2051 (a)(j)	12,253	1,917
3.500% due 05/25/2030 (a)(j)	3,580	199
4.000% due 09/25/2051 (a)(j)	23,522	5,113
5.000% due 08/25/2043 (a)(j)	2,493	472
Freddie Mac
0.567% due 07/15/2042 •(a)(j)	1,721	169
0.767% due 03/15/2043 - 11/15/2047 •(a)(j)	8,266	671
2.000% due 11/25/2050 - 01/25/2051 (a)(j)	18,589	2,112
3.000% due 11/25/2050 - 09/25/2051 (a)(j)	44,174	6,562
3.500% due 04/25/2041 (a)(j)	8,090	1,008
4.000% due 11/25/2048 - 06/25/2051 (a)(j)	13,672	2,693
4.500% due 12/25/2050 (a)(j)	4,081	905

Total U.S. Government Agencies (Cost $22,350)		24,671

NON-AGENCY MORTGAGE-BACKED SECURITIES 45.6%
280 Park Avenue Mortgage Trust 8.445% due 09/15/2034 •(j)	4,750	4,322
Adjustable Rate Mortgage Trust
4.698% due 02/25/2036 ~(j)	6,519	4,185
4.698% due 02/25/2036 ~	1,090	693
Ashford Hospitality Trust
7.598% due 04/15/2035 •(j)	2,500	2,430
8.598% due 04/15/2035 •(j)	8,700	8,488
Atrium Hotel Portfolio Trust
8.673% due 12/15/2036 •(j)	1,111	978
9.023% due 06/15/2035 •(j)	11,037	10,684
Austin Fairmont Hotel Trust 7.623% due 09/15/2032 •(j)	4,900	4,847
Banc of America Funding Trust
3.104% due 09/26/2036 ~(j)	4,431	3,178
5.684% due 06/26/2036 •(j)	3,145	2,611
5.750% due 05/26/2036 «	270	158
Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(j)	15,650	10,850
9.173% due 07/15/2037 •(j)	3,200	2,885
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 ~(j)	16,650	11,750
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~	35	34
Beast Mortgage Trust
8.890% due 03/15/2036 •(j)	5,750	3,593
9.890% due 03/15/2036 •	7,125	4,095
Beneria Cowen & Pritzer Collateral Funding Corp.
7.932% due 06/15/2038 •	10,000	7,517
9.078% due 06/15/2038 •	5,000	2,724
Braemar Hotels & Resorts Trust 7.898% due 06/15/2035 •(j)	7,900	7,672
Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(j)	1,300	1,177
3.790% due 12/15/2072 ~(j)	4,600	1,711
8.490% due 12/15/2036 •(j)	8,811	8,719
Citigroup Mortgage Loan Trust 4.546% due 08/25/2036 ~(j)	1,262	1,104
Colony Mortgage Capital Ltd. 8.157% due 11/15/2038 •(j)	15,000	13,317

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

COLT Mortgage Loan Trust 8.088% due 04/25/2068 ~(j)		3,288	3,288
Commercial Mortgage Trust 7.867% due 06/15/2034 •(j)		7,400	3,325
Connecticut Avenue Securities Trust
10.820% due 12/25/2041 •(j)		8,900	9,333
11.320% due 10/25/2041 •(j)		3,800	4,018
Countrywide Alternative Loan Trust 6.250% due 12/25/2036 (j)		4,585	1,960
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 02/25/2067 ~(a)		373,822	734
0.005% due 02/25/2067 ~(a)		373,822	134
4.000% due 02/25/2067 ~(j)		11,699	7,326
4.000% due 02/25/2067 ~		12,126	6,625
4.025% due 01/25/2060 ~(j)		8,144	6,170
4.080% due 02/25/2067 ~		9,147	1,395
8.744% due 07/15/2032 •(j)		19,982	18,348
Credit Suisse Mortgage Capital Trust 4.572% due 07/25/2050 ~		10,649	8,327
CRSNT Commercial Mortgage Trust 8.944% due 04/15/2036 •(j)		7,000	6,134
Deutsche Mortgage & Asset Receiving Corp. 4.620% due 11/27/2036 •(j)		6,340	5,615
DOLP Trust
0.665% due 05/10/2041 ~(a)		309,500	10,804
3.704% due 05/10/2041 ~(j)		32,400	19,546
DROP Mortgage Trust 8.189% due 10/15/2043 •(j)		5,500	4,276
Extended Stay America Trust 9.139% due 07/15/2038 •(j)		17,188	17,199
Freddie Mac
10.070% due 02/25/2042 •(j)		2,600	2,774
10.070% due 01/25/2051 •		1,700	1,801
10.820% due 01/25/2034 •(j)		4,000	4,415
12.820% due 10/25/2041 •(j)		23,500	25,553
13.120% due 11/25/2041 •(j)		10,700	11,692
13.820% due 02/25/2042 •(j)		1,200	1,318
GCT Commercial Mortgage Trust 8.790% due 02/15/2038 •(j)		49,700	3,536
Great Hall Mortgages PLC 9.192% due 06/18/2039 •	GBP	1,940	2,373
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 «		$27,000	97
GS Mortgage Securities Corp. Trust 8.172% due 11/15/2032 •(j)		10,782	10,534
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		155	147
0.000% due 12/25/2060 ~(a)		170,075	4,482
0.165% due 12/25/2060 ~(a)		147,987	1,004
3.953% due 12/25/2060 ~(j)		34,468	21,771
Hawaii Hotel Trust 8.123% due 05/15/2038 •(j)		39,720	39,384
Hilton Orlando Trust 8.272% due 12/15/2034 •(j)		6,953	6,906
HPLY Trust 8.585% due 11/15/2036 •		1,642	1,601
JP Morgan Alternative Loan Trust 5.724% due 03/25/2037 •(j)		13,148	13,605
JP Morgan Chase Commercial Mortgage Securities Trust
7.189% due 12/15/2036 «•		1,000	350
7.673% due 02/15/2035 •(j)		1,310	1,283
7.812% due 07/05/2033 •(j)		5,012	4,166
8.162% due 07/05/2033 •(j)		10,000	7,697
8.540% due 03/15/2036 •(j)		25,550	10,751
9.290% due 03/15/2036 •(j)		9,500	3,464
10.290% due 03/15/2036 •		700	95
JP Morgan Resecuritization Trust 4.828% due 12/27/2046 •(j)		12,097	9,309
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		147,069	3,814
0.000% due 04/25/2057 ~(a)		147,069	541
0.000% due 11/25/2058 ~(a)		115,354	499
0.000% due 11/25/2058 ~		115,354	503
4.001% due 04/25/2057 ~(j)		20,617	13,359
4.013% due 11/25/2058 ~(j)		16,205	9,520
Morgan Stanley Capital Trust
7.684% due 12/15/2036 •(j)		4,294	992
7.823% due 11/15/2034 •(j)		5,370	5,235
8.773% due 11/15/2034 •(j)		3,357	3,238
Morgan Stanley Re-REMIC Trust 3.729% due 03/26/2037 þ(j)		2,954	2,840
MRCD Mortgage Trust 2.718% due 12/15/2036 (j)		28,715	16,097
Myers Park CLO Ltd. 0.000% due 10/20/2030 «		13,000	45

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Natixis Commercial Mortgage Securities Trust 3.790% due 11/15/2032 ~(j)		2,042	1,156
New Orleans Hotel Trust 8.062% due 04/15/2032 •(j)		7,491	6,913
New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(j)		1,242	985
4.005% due 07/25/2059 ~(j)		5,000	3,426
4.328% due 07/25/2055 ~(j)		1,000	796
New York Mortgage Trust 5.250% due 07/25/2062 þ(j)		2,161	2,111
Residential Accredit Loans, Inc. Trust 5.864% due 06/25/2037 •(j)		760	663
Seasoned Credit Risk Transfer Trust
1.694% due 06/25/2057 ~(a)		5,867	1,047
3.138% due 05/25/2057 ~(j)		18,262	7,575
4.250% due 09/25/2060 (j)		7,547	7,013
4.250% due 03/25/2061 ~(j)		3,263	2,828
4.750% due 10/25/2058 ~(j)		2,360	2,227
11.770% due 09/25/2060 ~(j)		4,232	3,367
15.661% due 11/25/2060 ~(j)		5,540	4,449
SFO Commercial Mortgage Trust
8.339% due 05/15/2038 •(j)		18,000	14,956
9.089% due 05/15/2038 •(j)		8,000	6,002
Trinity Square PLC
0.000% due 07/15/2059 (f)(j)	GBP	10,853	29,352
8.722% due 07/15/2059 •(j)		10,843	13,668
9.722% due 07/15/2059 •(j)		5,421	6,834
10.222% due 07/15/2059 •(j)		5,335	6,731
VASA Trust
8.590% due 07/15/2039 •(j)		$10,000	5,749
9.340% due 07/15/2039 •(j)		7,000	3,626
Verus Securitization Trust
3.195% due 10/25/2063 ~(j)		1,800	1,478
8.157% due 12/25/2068 ~		4,538	4,578
Waikiki Beach Hotel Trust
7.653% due 12/15/2033 •(j)		3,000	2,938
8.303% due 12/15/2033 •(j)		5,000	4,790
WaMu Mortgage Pass-Through Certificates Trust
5.899% due 07/25/2047 •(j)		2,071	1,645
6.494% due 12/25/2045 •(j)		12,620	10,451
Wells Fargo Mortgage-Backed Securities Trust 6.478% due 10/25/2036 ~(j)		229	212

Total Non-Agency Mortgage-Backed Securities (Cost $838,872)			658,636

ASSET-BACKED SECURITIES 22.4%
Aames Mortgage Investment Trust 8.144% due 01/25/2035 •(j)		5,000	3,576
ACE Securities Corp. Home Equity Loan Trust 5.819% due 08/25/2036 •(j)		24,397	18,420
AmeriCredit Automobile Receivables Trust 7.244% due 07/25/2035 •(j)		7,500	6,068
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 6.134% due 01/25/2036 •(j)		21,434	20,393
Asset-Backed Securities Corp. Home Equity Loan Trust 5.674% due 05/25/2037 •(j)		7,986	5,571
Ayresome CDO Ltd. 5.956% due 12/08/2045 •(j)		25,992	7,993
Bear Stearns Asset-Backed Securities Trust 5.332% due 01/25/2037 •(j)		6,306	5,519
BNC Mortgage Loan Trust 6.944% due 11/25/2037 •(j)		32,783	21,467
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(f)		10	1,219
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(f)		11	4,651
4.120% due 07/25/2051		1,157	1,051
6.610% due 06/25/2054 «		1,369	1,372
8.660% due 06/25/2054 «		1,971	1,976
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)		840,370	135
5.577% due 08/02/2049 •		29,910	205
Encore Credit Receivables Trust 7.199% due 10/25/2035 •(j)		5,836	5,352
Exeter Automobile Receivables Trust
0.000% due 08/15/2031 «(f)		12	3,642
0.000% due 12/15/2033 «(f)		12	2,069
Fieldstone Mortgage Investment Trust 8.369% due 08/25/2034 •(j)		2,819	2,128
First Franklin Mortgage Loan Trust
5.754% due 10/25/2036 •(j)		6,000	4,639
6.374% due 11/25/2035 •(j)		8,078	6,757
First NLC Trust 6.464% due 12/25/2035 •(j)		10,783	9,067
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(f)		10	880

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

FREED ABS Trust 0.000% due 09/20/2027 «(f)		4	238
Fremont Home Loan Trust 6.494% due 01/25/2035 •(j)		6,980	5,294
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~(j)		27,000	7,425
GSAMP Trust 5.894% due 08/25/2036 •(j)		16,335	11,938
KKR CLO Ltd. 0.000% due 04/20/2034 ~(j)		10,000	7,171
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~(j)		5,600	2,720
Marlette Funding Trust 0.000% due 09/16/2030 «(f)		38	1,144
MASTR Asset-Backed Securities Trust 6.029% due 01/25/2036 •(j)		6,239	4,487
Montauk Point CDO Ltd.
5.901% due 04/06/2046 •(j)		327,058	8,889
5.906% due 10/06/2042 •(j)		213,556	15,212
Morgan Stanley ABS Capital, Inc. Trust 6.554% due 07/25/2035 •(j)		10,717	8,033
Morgan Stanley Home Equity Loan Trust 6.509% due 05/25/2035 •(j)		5,328	4,774
Myers Park CLO Ltd. 0.000% due 10/20/2030 «~		13,000	7,494
New Century Home Equity Loan Trust 6.464% due 06/25/2035 •(j)		17,507	16,563
PRET LLC
3.721% due 07/25/2051 þ(j)		2,600	2,392
3.967% due 09/25/2051 þ(j)		17,900	16,558
Ready Capital Mortgage Financing LLC 9.194% due 04/25/2038 •(j)		7,000	6,703
Residential Asset Mortgage Products Trust 6.719% due 02/25/2035 •(j)		5,121	4,173
Securitized Asset-Backed Receivables LLC Trust 5.944% due 03/25/2036 •(j)		1,433	870
Sierra Madre Funding Ltd. 5.815% due 09/07/2039 •		1,017	675
SMB Private Education Loan Trust 0.000% due 02/16/2055 «(f)		5	5,939
Specialty Underwriting & Residential Finance Trust 5.744% due 09/25/2037 •(j)		22,538	7,673
Structured Asset Investment Loan Trust 6.419% due 07/25/2035 •(j)		10,652	7,703
Structured Asset Securities Corp. Mortgage Loan Trust 5.744% due 04/25/2036 •(j)		20,800	17,347
Structured Finance Advisors ABS CDO Ltd. 5.564% due 07/02/2037 •(j)		41,770	6,118
Summer Street Ltd. 5.835% due 12/06/2045 •(j)		49,629	12,432

Total Asset-Backed Securities (Cost $424,864)			324,115

SOVEREIGN ISSUES 1.0%
Argentina Government International Bond 3.500% due 07/09/2041 þ(j)		5,233	2,117
Ecuador Government International Bond
3.500% due 07/31/2035 þ(j)		3,300	1,741
6.000% due 07/31/2030 þ(j)		2,920	1,987
Egypt Government International Bond 6.375% due 04/11/2031	EUR	3,000	2,690
Russia Government International Bond
5.100% due 03/28/2035		$200	136
5.625% due 04/04/2042		4,200	2,795
Ukraine Government International Bond 6.876% due 05/21/2031		10,700	3,159

Total Sovereign Issues (Cost $21,135)			14,625

		SHARES
COMMON STOCKS 8.4%
COMMUNICATION SERVICES 0.0%
Promotora de Informaciones SA 'A' (d)		1,623,357	615

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(d)(h)		115,240,755	0

FINANCIALS 2.0%
ADLER Group SA «(d)		67,217	13
Banca Monte dei Paschi di Siena SpA (d)		2,274,000	10,304

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Corestate Capital Holding SA «(d)(h)	632,951	0
Intelsat Emergence SA «(h)	652,149	17,878
UBS Group AG	5,143	158

		28,353

HEALTH CARE 5.4%
Amsurg Equity «(d)(h)	1,571,862	77,743

INDUSTRIALS 1.0%
NAC Aviation «(d)(h)	373,201	7,067
Syniverse Holdings, Inc. «(h)	7,141,753	6,584
Voyager Aviation Holdings LLC «(d)	6,860	0

		13,651

Total Common Stocks (Cost $125,667)		120,362

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA	1,623,357	8

Total Rights (Cost $0)		8

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	500,000	8
4.250% due 11/15/2026 ^(c)(g)	300,000	5
4.700% due 11/15/2031 ^(c)(g)	492,000	8

		21

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «	41,160	0

Total Preferred Securities (Cost $13,612)		21

REAL ESTATE INVESTMENT TRUSTS 1.4%
FINANCIALS 1.4%
Annaly Capital Management, Inc.	609,500	12,001
PennyMac Mortgage Investment Trust	556,200	8,165

Total Real Estate Investment Trusts (Cost $26,846)		20,166

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.1%
REPURCHASE AGREEMENTS (i) 0.2%		3,600

U.S. TREASURY BILLS 2.9%
5.360% due 04/11/2024 - 06/13/2024 (e)(f)(m)	42,754	42,499

Total Short-Term Instruments (Cost $46,099)		46,099

Total Investments in Securities (Cost $2,682,406)		2,236,483

	SHARES
INVESTMENTS IN AFFILIATES 12.2%
COMMON STOCKS 2.9%
AFFILIATED INVESTMENTS 2.9%
Market Garden Dogwood LLC «(d)(h)	42,000,000	42,433

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Total Common Stocks (Cost $42,000)		42,433

SHORT-TERM INSTRUMENTS 9.3%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.3%
PIMCO Short-Term Floating NAV Portfolio III	13,782,769	134,065

Total Short-Term Instruments (Cost $134,040)		134,065

Total Investments in Affiliates (Cost $176,040)		176,498

Total Investments 166.9% (Cost $2,858,446)		$2,412,981
Financial Derivative Instruments (k)(l) 0.6%(Cost or Premiums, net $15,459)		8,164
Other Assets and Liabilities, net (67.5)%		(975,793)

Net Assets 100.0%		$1,445,352

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$65,680	$77,743	5.38%
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	01/29/2021 - 02/23/2024	38,681	17,878	1.24
Market Garden Dogwood LLC	03/13/2024	42,000	42,433	2.93
NAC Aviation	06/01/2022 - 07/27/2022	8,750	7,067	0.49
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	7,023	6,584	0.46

$162,134	$151,705	10.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(i)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

DEU	5.260%	03/28/2024	04/01/2024	$3,600	U.S. Treasury Notes 2.375% due 05/15/2029	$(3,693)	$3,600	$3,602

Total Repurchase Agreements	$(3,693)	$3,600	$3,602

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BNY	6.373%	02/07/2024	05/07/2024	$(10,201)	$(10,299)
6.406	02/06/2024	05/06/2024	(12,439)	(12,561)
BOM	5.820	03/04/2024	04/04/2024	(12,719)	(12,776)
BPS	4.200	02/01/2024	TBD(3)	EUR	(6,211)	(6,748)
4.220	12/08/2023	TBD(3)	(3,889)	(4,253)
4.240	03/04/2024	TBD(3)	(6,194)	(6,704)
4.300	01/22/2024	TBD(3)	(15,388)	(16,741)
4.320	02/12/2024	05/13/2024	(391)	(424)
4.380	09/20/2023	TBD(3)	(1,565)	(1,728)
5.750	11/07/2023	TBD(3)	$(16,178)	(16,555)
5.800	12/07/2023	TBD(3)	(1,093)	(1,113)
5.850	12/07/2023	TBD(3)	(5,948)	(6,060)
5.900	02/26/2024	05/24/2024	(2,849)	(2,865)
5.930	02/20/2024	05/20/2024	(5,467)	(5,504)
5.980	01/10/2024	04/11/2024	(489)	(496)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

	5.980	01/17/2024	04/16/2024		(11,654)	(11,799)
	5.980	01/29/2024	04/29/2024		(14,381)	(14,532)
	5.980	03/04/2024	04/11/2024		(49,678)	(49,909)
	6.000	03/19/2024	07/15/2024		(6,162)	(6,176)
	6.430	02/15/2024	08/13/2024		(3,886)	(3,919)
	6.580	01/22/2024	07/18/2024		(85,614)	(86,714)
	6.580	02/15/2024	08/13/2024		(13,533)	(13,646)
	6.680	01/22/2024	07/18/2024		(1,894)	(1,918)
	6.880	01/22/2024	07/18/2024		(16,028)	(16,234)
BRC	4.250	09/20/2023	TBD(3)	EUR	(1,281)	(1,413)
	4.750	03/18/2024	TBD(3)		$(2,718)	(2,723)
	6.404	02/15/2024	05/15/2024	GBP	(7,800)	(9,925)
	6.440	01/31/2024	07/29/2024		$(11,542)	(11,668)
	6.460	03/04/2024	08/28/2024		(270)	(271)
	6.470	01/10/2024	07/08/2024		(2,460)	(2,497)
	6.490	02/06/2024	08/05/2024		(21,097)	(21,306)
	6.500	02/26/2024	08/26/2024		(7,937)	(7,988)
	6.510	03/04/2024	08/28/2024		(9,701)	(9,750)
	6.520	01/12/2024	04/11/2024		(1,355)	(1,375)
	6.560	03/04/2024	08/28/2024		(3,048)	(3,064)
	6.560	03/11/2024	06/10/2024		(5,626)	(5,648)
	6.570	01/12/2024	04/11/2024		(13,542)	(13,739)
	6.570	02/05/2024	04/11/2024		(2,330)	(2,353)
	6.570	02/20/2024	05/20/2024		(6,882)	(6,933)
	6.610	03/04/2024	08/28/2024		(4,687)	(4,711)
	6.610	03/11/2024	06/10/2024		(4,952)	(4,971)
	6.620	02/20/2024	05/20/2024		(2,918)	(2,940)
	6.710	03/11/2024	06/10/2024		(12,150)	(12,198)
BYR	6.030	03/04/2024	05/20/2024		(7,721)	(7,757)
	6.060	10/23/2023	04/22/2024		(27,751)	(28,502)
CIB	5.900	03/15/2024	04/15/2024		(22)	(22)
DBL	6.872	03/08/2024	05/03/2024		(15,509)	(15,580)
	6.922	03/08/2024	05/03/2024		(22,788)	(22,894)
GLM	6.226	12/28/2023	09/27/2024		(13,741)	(13,967)
	6.560	01/30/2024	10/29/2024		(2,428)	(2,455)
	6.590	03/15/2024	04/02/2024		(1,290)	(1,294)
	6.610	01/30/2024	10/29/2024		(11,434)	(11,564)
IND	5.874	03/18/2024	09/06/2024		(908)	(910)
JML	5.750	03/22/2024	05/03/2024		(939)	(941)
	5.750	03/28/2024	05/03/2024		(1,557)	(1,558)
	5.950	03/22/2024	05/03/2024		(1,375)	(1,378)
JPS	4.750	03/18/2024	05/03/2024		(2,471)	(2,476)
	6.530	01/08/2024	04/08/2024		(3,369)	(3,420)
	6.630	01/02/2024	04/03/2024		(1,233)	(1,253)
	6.630	01/08/2024	04/08/2024		(8,301)	(8,429)
	6.680	01/02/2024	04/03/2024		(8,708)	(8,853)
	6.730	01/02/2024	04/03/2024		(2,432)	(2,473)
	6.730	01/08/2024	04/08/2024		(1,748)	(1,775)
	6.880	01/02/2024	04/03/2024		(593)	(603)
MEI	4.200	03/27/2024	04/04/2024	EUR	(12,092)	(13,053)
	5.750	03/22/2024	06/24/2024	GBP	(9,361)	(11,834)
MSB	5.957	01/08/2024	05/08/2024		(4,163)	(5,327)
	6.057	01/08/2024	05/08/2024		(5,728)	(7,331)
	6.107	01/08/2024	05/08/2024		(6,524)	(8,350)
	6.430	02/23/2024	08/21/2024		$(9,450)	(9,514)
	6.530	03/11/2024	09/09/2024		(2,588)	(2,598)
	6.580	01/16/2024	07/15/2024		(1,990)	(2,018)
	6.580	03/04/2024	09/04/2024		(10,218)	(10,271)
	6.630	12/05/2023	06/03/2024		(1,545)	(1,579)
	6.630	03/04/2024	09/04/2024		(28,039)	(28,183)
	6.680	03/04/2024	09/04/2024		(36,365)	(36,554)
MZF	6.480	03/20/2024	09/20/2024		(10,124)	(10,146)
	6.630	03/20/2024	09/20/2024		(6,781)	(6,797)
NOM	5.650	07/28/2023	TBD(3)		(591)	(614)
RBC	6.220	03/25/2024	05/06/2024		(633)	(634)
	6.370	03/20/2024	07/22/2024		(13,717)	(13,746)
	6.840	03/20/2024	07/22/2024		(3,695)	(3,704)
RCY	5.830	03/15/2024	04/15/2024		(7,589)	(7,609)
RDR	4.750	03/18/2024	TBD(3)		(2,780)	(2,785)
RTA	5.870	01/16/2024	04/16/2024		(10,068)	(10,192)
	5.920	01/16/2024	04/16/2024		(8,979)	(9,091)
	6.050	03/05/2024	07/03/2024		(22,919)	(23,023)
	6.100	03/05/2024	07/03/2024		(7,104)	(7,136)
	6.420	03/11/2024	07/09/2024		(3,193)	(3,205)
	6.470	03/04/2024	09/04/2024		(13,447)	(13,514)
	6.470	03/11/2024	07/09/2024		(10,982)	(11,023)
	6.520	03/11/2024	07/09/2024		(3,474)	(3,487)
	6.520	04/02/2024	06/03/2024		(18,990)	(18,990)
	6.550	03/04/2024	07/05/2024		(17,806)	(17,896)
	6.570	01/02/2024	04/02/2024		(19,012)	(19,325)
	6.720	03/11/2024	07/09/2024		(2,290)	(2,299)
SOG	5.600	12/05/2023	TBD(3)		(6,947)	(7,074)
	5.600	12/07/2023	TBD(3)		(2,686)	(2,734)
	5.760	03/25/2024	05/24/2024		(4,742)	(4,747)
	5.840	01/12/2024	04/12/2024		(1,009)	(1,022)
	5.850	01/24/2024	04/24/2024		(5,846)	(5,911)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

6.050	02/08/2024	04/10/2024	(2,502)	(2,525)
6.100	02/26/2024	04/12/2024	(865)	(870)
6.110	01/03/2024	04/10/2024	(745)	(756)
6.580	01/10/2024	07/10/2024	(3,886)	(3,944)
6.630	03/13/2024	09/13/2024	(8,712)	(8,743)
UBS	4.180	05/10/2023	TBD(3)	EUR	(2,410)	(2,695)
4.230	05/10/2023	TBD(3)	(5,818)	(6,508)
5.750	03/20/2024	04/22/2024	$(495)	(496)
5.800	04/01/2024	07/02/2024	(138)	(138)
5.830	01/02/2024	04/01/2024	(138)	(140)
5.830	01/05/2024	04/04/2024	(599)	(608)
5.980	01/05/2024	04/04/2024	(4,647)	(4,714)
6.430	03/22/2024	04/23/2024	(4,810)	(4,818)
6.530	01/04/2024	04/03/2024	(11,074)	(11,250)
6.540	12/05/2023	06/05/2024	(3,706)	(3,785)
6.680	01/04/2024	04/03/2024	(11,103)	(11,284)
6.810	02/12/2024	05/10/2024	(1,640)	(1,655)

Total Reverse Repurchase Agreements	$(981,496)

(j)	Securities with an aggregate market value of $1,302,386 and cash of $1,458 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(988,489) at a weighted average interest rate of 6.200%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2025	35	$(8,350)	$203	$5	$0
3-Month SOFR Active Contract December Futures	03/2026	38	(9,143)	152	4	0
3-Month SOFR Active Contract June Futures	09/2024	44	(10,435)	300	2	0
3-Month SOFR Active Contract June Futures	09/2025	35	(8,394)	166	5	0
3-Month SOFR Active Contract March Futures	06/2024	58	(13,728)	404	0	0
3-Month SOFR Active Contract March Futures	06/2025	31	(7,417)	164	5	0
3-Month SOFR Active Contract March Futures	06/2026	36	(8,669)	135	3	0
3-Month SOFR Active Contract September Futures	12/2024	41	(9,751)	261	5	0
3-Month SOFR Active Contract September Futures	12/2025	29	(6,969)	125	4	0

Total Futures Contracts	$1,910	$33	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	1.253%	EUR	13,300	$739	$690	$1,429	$16	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	27,000	$487	$92	$579	$77	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	9,800	286	6,330	6,616	0	(61)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	09/21/2026	$58,100	(4,282)	(1,262)	(5,544)	0	(122)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2027	584,200	(53)	7,410	7,357	0	(1,121)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	6,300	(259)	(671)	(930)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/15/2028	42,900	25	859	884	0	(68)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	49,800	(924)	1,256	332	72	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/21/2029	145,000	(1,424)	3,653	2,229	0	(245)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	50,400	479	(2,145)	(1,666)	0	(41)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	800	(7)	4	(3)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	40,100	9,900	4,416	14,316	0	(59)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	27,100	6,527	2,677	9,204	0	(42)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052	81,300	(245)	2,577	2,332	0	(130)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	44,700	575	(23)	552	144	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	50,200	4,740	4,768	9,508	0	(198)
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	5,700	448	(39)	409	0	(27)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	29,900	182	1,537	1,719	0	(50)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	41,000	0	6	6	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024	17,100	0	2	2	1	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024	10,200	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	4,900	0	7	7	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	4,300	0	4	4	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	2,100	8	1	9	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	8,700	36	2	38	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	2,100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	5,000	0	1	1	0	0

$16,499	$31,463	$47,962	$295	$(2,177)

Total Swap Agreements	$17,238	$32,153	$49,391	$311	$(2,177)

Cash of $40,480 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2024	EUR	165,152	$178,863	$689	$0
BPS	04/2024	1,576	1,705	5	0
04/2024	GBP	36,214	45,971	263	0
04/2024	$11,733	EUR	10,801	0	(81)
04/2024	56,980	GBP	45,044	5	(132)
04/2024	3,772	TRY	126,368	71	0
05/2024	GBP	35,683	$45,177	132	0
BRC	04/2024	8,716	11,102	101	0
04/2024	$21,976	TRY	710,452	0	(620)
05/2024	EUR	1,576	$1,707	4	0
05/2024	$3,521	TRY	120,744	46	(3)
06/2024	302	10,907	5	0
CBK	04/2024	GBP	114	$144	0	0
04/2024	$7,431	CAD	10,096	23	0
04/2024	2,129	EUR	1,954	0	(21)
05/2024	BRL	4,028	$804	4	0
05/2024	CAD	10,092	7,431	0	(23)
MYI	04/2024	10,101	7,440	0	(18)
04/2024	EUR	1,299	1,422	21	0
04/2024	$167,265	EUR	154,560	0	(518)
05/2024	EUR	154,560	$167,468	527	0
06/2024	$118	IDR	1,829,243	0	(3)
SCX	04/2024	EUR	864	$938	6	0
05/2024	$11,218	EUR	10,342	0	(47)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

SSB	05/2024	MXN	3,941	$232	0	(3)
TOR	04/2024	CHF	94	107	3	0
04/2024	$104	CHF	94	0	0
05/2024	CHF	93	$104	0	0
UAG	05/2024	$966	EUR	894	0	0

Total Forward Foreign Currency Contracts	$1,905	$(1,469)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Egypt Government International Bond	1.000%	Quarterly	12/20/2028	5.332%	$6,200	$(1,070)	$68	$0	$(1,002)
Panama Government International Bond	1.000	Quarterly	12/20/2028	1.697	6,000	(227)	61	0	(166)
BYL	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2024	0.895	EUR	2,000	(56)	81	25	0
CBK	Panama Government International Bond	1.000	Quarterly	12/20/2028	1.697	$1,400	(55)	16	0	(39)
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.083	1,900	(371)	76	0	(295)

$(1,779)	$302	$25	$(1,502)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Maturity	04/30/2024	$30	$0	$(1)	$0	$(1)
BPS	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Maturity	04/23/2024	261	0	1,140	1,140	0
BPS	Pay	Market Bidco Limited	1-Month USD-LIBOR	Maturity	05/15/2024	2,649	0	4,328	4,328	0
BPS	Pay	PUG LLC	1-Month USD-LIBOR	Maturity	04/28/2024	1,254	0	1,253	1,253	0
BPS	Pay	Syniverse Holdings, Inc.	1-Month USD-LIBOR	Quarterly	05/13/2027	4,019	0	3,387	3,387	0
BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Maturity	04/30/2024	1,527	0	931	931	0

$0	$11,038	$11,039	$(1)

Total Swap Agreements	$(1,779)	$11,340	$11,064	$(1,503)

(m)

Securities with an aggregate market value of $2,003 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$281,575	$151,752	$433,327
Corporate Bonds & Notes
Banking & Finance	0	148,196	6,742	154,938
Industrials	0	368,981	0	368,981
Utilities	0	17,462	0	17,462
Convertible Bonds & Notes
Banking & Finance	0	23,723	0	23,723
Industrials	0	2,322	0	2,322
Municipal Bonds & Notes
Puerto Rico	0	24,709	0	24,709
West Virginia	0	2,318	0	2,318
U.S. Government Agencies	0	24,671	0	24,671
Non-Agency Mortgage-Backed Securities	0	657,986	650	658,636
Asset-Backed Securities	0	293,491	30,624	324,115
Sovereign Issues	0	14,625	0	14,625
Common Stocks
Communication Services	615	0	0	615
Financials	10,462	0	17,891	28,353
Health Care	0	0	77,743	77,743
Industrials	0	0	13,651	13,651
Rights
Consumer Discretionary	8	0	0	8
Preferred Securities
Banking & Finance	0	21	0	21
Real Estate Investment Trusts
Financials	20,166	0	0	20,166
Short-Term Instruments
Repurchase Agreements	0	3,600	0	3,600
U.S. Treasury Bills	0	42,499	0	42,499

$31,251	$1,906,179	$299,053	$2,236,483
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	42,433	42,433
Short-Term Instruments
Central Funds Used for Cash Management Purposes	134,065	0	0	134,065

$134,065	$0	$42,433	$176,498

Total Investments	$165,316	$1,906,179	$341,486	$2,412,981

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	344	0	344
Over the counter	0	12,969	0	12,969

$0	$13,313	$0	$13,313
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,177)	0	(2,177)
Over the counter	0	(2,972)	0	(2,972)

$0	$(5,149)	$0	$(5,149)

Total Financial Derivative Instruments	$0	$8,164	$0	$8,164

Totals	$165,316	$1,914,343	$341,486	$2,421,145

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$225,406	$52,450	$(97,865)	$6,256	$(17,756)	$10,606	$22,800	$(50,145)	$151,752	$4,032
Corporate Bonds & Notes
Banking & Finance	0	1,800	0	0	0	4	4,938	0	6,742	4
Non-Agency Mortgage-Backed Securities	496	350	(61)	1	5	(141)	0	0	650	(156)
Asset-Backed Securities	30,821	7,986	(1,635)	243	(2,571)	(4,220)	0	0	30,624	(6,530)
Common Stocks
Financials	15,001	0	0	0	0	2,890	0	0	17,891	2,856
Health Care	0	65,680	0	0	0	12,063	0	0	77,743	12,063
Industrials	12,134	420	0	0	0	1,097	0	0	13,651	1,097
Rights

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	March 31, 2024 (Unaudited)

Industrials	324	0	(628)	0	628	(324)	0	0	0	0
Warrants
Industrials	494	0	(651)	0	651	(494)	0	0	0	0
Preferred Securities
Industrials	9,924	0	0	0	0	(9,924)	0	0	0	(9,924)
Short-Term Instruments
Short-Term Notes	331	0	(324)	0	10	(17)	0	0	0	0

	$294,931	$128,686	$(101,164)	$6,500	$(19,033)	$11,540	$27,738	$(50,145)	$299,053	$3,442
Investments in Affiliates
Common Stocks
Affiliated Investments	$0	$42,000	$0	$0	$0	$433	$0	$0	$42,433	$433

Totals	$294,931	$170,686	$(101,164)	$6,500	$(19,033)	$11,973	$27,738	$(50,145)	$341,486	$3,875

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$29,925	Comparable Companies			EBITDA Multiple		X	14.000	—
		79,377	Discounted Cash Flow			Discount Rate			7.150 - 26.480	13.264
		634	Indicative Market Quotation			Broker Quote			98.000	—
		18,907	Recent Transaction			Purchase Price			100.000	—
		633	Reference Instrument						1.750	—
		22,276	Third Party Vendor			Broker Quote			95.500 - 102.500	95.535
Corporate Bonds & Notes
Banking & Finance		4,938	Expected Recovery			Recovery Rate			17.490	—
		1,804	Proxy pricing			Base Price			100.069	—
Non-Agency Mortgage-Backed Securities		142	Discounted Cash Flow			Discount Rate			30.000	—
		158	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
		350	Proxy pricing			Base Price			35.000	—
Asset-Backed Securities		22,625	Discounted Cash Flow			Discount Rate			12.000 - 20.000	17,910
		7,999	Proxy pricing			Base Price			100.000 - 42,417.783	24,705.175
Common Stocks
Financials		17,878	Comparable Companies			EBITDA Multiple		X	4.000	—
		13	Option Pricing Model			Volatility			60.870	—
Health Care		77,743	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		6,584	Discounted Cash Flow			Discount Rate			15.380	—
		7,067	Indicative Market Quotation			Broker Quote			$18.940	—
Investments in Affiliates
Common Stocks
Affiliated Investments		42,433	Sum of the Parts			Discount Rate/Mortality Assumption			15.300/2015 ANB VBT Mortality Table	—

Total		$341,486

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

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Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PDOLS I LLC	01/15/2021	0.0%
RLM 4365 LLC	01/15/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than one thousand.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction,

Notes to Financial Statements (Cont.)

financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$435,108	$(301,100)	$32	$25	$134,065	$2,723	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2024 (amounts in thousands†, except number of shares).

PIMCO Dynamic Income Opportunities Fund

Security Name	Market Value at 06/30/2023	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2024	Dividend Income	Shares Held at 03/31/2024
MARKET GARDEN DOGWOOD LLC EQUITY	0	42,000	0	0	433	42,433	0	42,000,000

† A zero balance may reflect actual amounts rounding to less than one thousand.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	RTA	RBC (Barbados) Trading Bank Corp.
BYL	Barclays Bank PLC London Branch	MEI	Merrill Lynch International	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale Paris
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank
DBL	Deutsche Bank AG London	MZF	Mizuho Securities USA LLC	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	TRY	Turkish New Lira
CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDOR03	3 month CDN Swap Rate	EUR012M	12 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	TSFR3M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
DAC	Designated Activity Company	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"